EXHIBIT 10.2

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.  THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY ONLY (A) TO SEVERN BANCORP, INC. OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR (C) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO SEVERN BANCORP, INC.’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING BELOW IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRANSFER AGENT. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE (B) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

Principal Amount: $ ____________
  Dated: ______________________
Subordinated Note No: _________

SEVERN BANCORP, INC.

8.0% SUBORDINATED NOTE
DUE DECEMBER  31, 2018

1.           General.       Severn Bancorp, Inc., a Maryland corporation (the “Corporation”, which term includes any successor Person), for value received, hereby promises to pay to _____________________ (“Holder”) or registered assigns, the principal sum of $_______________________ ($_______________) on December 31, 2018 (the “Maturity Date”), unless previously redeemed, and to pay interest on the outstanding principal amount hereof from the date hereof, or from the most recent interest payment date (each such date, an “Interest Payment Date”) to which interest has been paid or duly provided for, quarterly (subject to deferral as set forth herein) in arrears on the last day of March, June, September and December of each year, commencing December 31, 2008, at the rate of 8.0% per annum until the principal hereof shall have become due and payable, and on any overdue principal and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum compounded quarterly.  The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months and, for any period shorter that a full quarterly period will be computed on the basis of a 30-day month, and for any period less than a full calendar month, the number of days elapsed in such month.  In the event that any date on which the principal of or interest on this Subordinated Note is payable is not a Business Day (as defined below), then the payment payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that if such next succeeding Business Day falls in the next calendar year, then such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the Person in whose name this Subordinated Note (or one or more predecessor Subordinated Notes) is registered at the close of business on the regular record date for such interest installment, which shall be as of 5:00 p.m., New York City time, on the first day of the month, whether or not a Business Day, in which the relevant Interest Payment Date occurs (or would have occurred but for fact that the Interest Payment Date was not a Business Day).  Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the Holders on such regular record date and shall be paid to the Person in whose name this Subordinated Note (or one or more predecessor Subordinated Notes) is registered at the close of business on a special record date to be fixed by the Corporation for the payment of such defaulted interest, notice whereof shall be given to the holders of Subordinated Notes not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner.

The principal of and interest on this Subordinated Note shall be payable at the office or agency of the Paying Agent maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that, payment of interest may be made at the option of the Corporation by (i) check mailed to the holder at such address as shall appear in the Subordinated Note Register or (ii) by transfer to an account maintained by the Person entitled thereto, provided that proper written transfer instructions have been received by the relevant record date.

This Subordinated Note is one of a series of Subordinated Notes of the Corporation in an aggregate principal amount of up to $3,500,000 (herein sometimes referred to as the “Subordinated Notes”).

The Subordinated Notes are not entitled to the benefit of any sinking fund.

The term “Business Day” shall mean any weekday that is not a legal holiday in New York, New York and is not a day on which banking institutions in New York, New York are authorized or required by law or regulation to be closed.

The term “Person” shall mean any legal person, including individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company or trust.

2.           Extension of Interest Payment Period.  So long as the Corporation is not in Default in the payment of interest on the Subordinated Notes, the Corporation shall have the right, at any time and from time to time during the term of the Subordinated Notes, to defer payments of interest by extending the interest payment period of such Subordinated Notes for a period not exceeding 20 consecutive quarterly periods, including the first such quarterly period during such extension period (an “Extended Interest Payment Period”), during which Extended Interest Payment Period no interest shall be due and payable; provided that no Extended Interest Payment Period shall end on a date other than an Interest Payment Date or extend beyond the Maturity Date or, with respect to any Subordinated Notes called for redemption, the Redemption Date with respect to such Subordinated Notes.  At the end of any Extended Interest Payment Period, the Corporation shall pay all interest then accrued and unpaid (together with interest thereon at an annual rate of 8.0% to the extent that payment of such interest is enforceable under applicable law).  Before the termination of any such Extended Interest Payment Period, the Corporation may further defer payments of interest by further extending such Extended Interest Payment Period, provided that such Extended Interest Payment Period, together with all such previous and further extensions within such Extended Interest Payment Period, (i) shall not exceed 20 consecutive quarterly periods, including the first quarterly period during such Extended Interest Payment Period, (ii) shall not end on any date other than an Interest Payment Date, and (iii) shall not extend beyond the Maturity Date of the Subordinated Notes or, with respect to any Subordinated Notes called for redemption, the Redemption Date with respect to such Subordinated Notes.  Upon the termination of any such Extended Interest Payment Period and the payment of all accrued and unpaid interest and any additional amounts then due, the Corporation may commence a new Extended Interest Payment Period, subject to the foregoing requirements.

The Corporation shall give the holders of the Subordinated Notes written notice of its selection of such Extended Interest Payment Period or its extension of an Extended Interest Payment Period at least 10 Business Days before the Interest Payment Date for the first quarter of such Extended Interest Payment Period.  The quarterly period in which any notice is given pursuant to this paragraph shall be counted as one of the 20 quarterly periods permitted in the maximum Extended Interest Payment Period permitted under this paragraph.

3.           Redemption.  The Corporation shall have the right to redeem this Subordinated Note in whole or in part, on one or more occasions at any time beginning on December 31, 2009 until maturity, at an amount equal to 100% of the principal amount of Subordinated Note to be redeemed plus accrued and unpaid interest thereon to the date of such redemption (the “Redemption Price”).  The Redemption Price shall be paid prior to 12:00 noon, New York, New York time, on the date of such redemption or at such earlier time as the Corporation determines.  Any redemption pursuant to this paragraph will be made upon not less than 20 days nor more than 60 days notice.  If the Subordinated Notes are only partially redeemed by the Corporation pursuant to an optional redemption described in the preceding paragraph, the particular Subordinated Notes to be redeemed shall be selected on a pro rata basis not more than 60 days prior to the date fixed for redemption from the outstanding Subordinated Notes not previously called for redemption.

In the event of redemption of this Subordinated Note in part only, a new Subordinated Note or Subordinated Notes for the portion hereof that has not been redeemed will be issued in the name of the Holder hereof upon the cancellation hereof.

Notwithstanding the foregoing, any redemption of Subordinated Notes by the Corporation shall be subject to the Corporation obtaining the prior approval of the Corporation’s primary federal regulator, if required by applicable law or regulation, and the receipt of any other required regulatory approvals.

4.           Modification and Waiver.  The Corporation may, with the consent of the holders of a majority in aggregate principal amount of the Subordinated Notes at the time outstanding, modify or amend the Subordinated Notes for the purpose of adding any provision to or changing in any manner or eliminating any of the provisions of the Subordinated Notes or of modifying in any manner the rights of the holders of the Subordinated Notes; provided, however, that no such modification or amendment shall, without the consent of each holder of Subordinated Notes then outstanding and affected thereby: (i) change the Maturity Date of any Subordinated Note, or reduce the principal amount of, or any installment of principal of or interest on the Subordinated Notes; (ii) reduce the rate or extend the time of payment of interest; (iii) change any of the provisions of the Subordinated Note relating to redemption; (iv) make the principal of, or interest payment on, the Subordinated Notes payable in any coin or currency other than that provided in the Subordinated Notes; (v) impair or affect the right of any holder of Subordinated Notes to institute suit for the payment of the Subordinated Notes as provided in the Subordinated Notes; (vi) reduce the percentage of the principal amount of the Subordinated Notes required to consent to modify or amend the Subordinated Notes or for any waiver of compliance with provisions of the Subordinated Notes as stated in the Subordinated Notes or for waiver of Defaults as stated in the Subordinated Notes; (vii) make any change adverse to a Holder with respect to the subordination provisions; or (viii) modify any of the foregoing provisions.

The holders of a majority in aggregate principal amount of the Subordinated Notes at the time outstanding, on behalf of all of the holders of the Subordinated Notes, prior to any declaration accelerating the maturity of the Subordinated Notes, may waive any past Default or Event of Default and its consequences, except a Default in the payment of the principal of or premium, if any, or interest on any of the Subordinated Notes or a Default in respect of any covenant or provision under which the Subordinated Notes cannot be modified or amended without the consent of each holder of Subordinated Notes then outstanding.  Any such consent or waiver by the holder of this Subordinated Note shall be conclusive and binding upon such Holder and upon all future holders and owners of this Subordinated Note and of any Subordinated Note issued in exchange herefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Subordinated Note.

5.           Events of Default.     One or more of the following events of default shall constitute an Event of Default hereunder (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a)           default in the payment of any interest on the Subordinated Notes, whether or not such payment is prohibited by the subordination provisions of the Subordinated Notes, or any other Indebtedness of the Corporation, when due, and continuance of such default for a period of 30 days; provided, however, that a valid extension of an interest payment period by the Corporation in accordance with the terms hereof shall not constitute a default in the payment of interest for this purpose; or

(b)           default in the payment of any principal of the Subordinated Notes (whether or not such payment is prohibited by the subordination provisions of the Subordinated Notes or any other Indebtedness of the Corporation) when due whether at maturity, upon redemption, by declaration of acceleration of maturity or otherwise; or

(c)           default in the performance, or breach, of any covenant of the Corporation in the Subordinated Notes (other than a covenant a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Corporation by the holders of at least 25% in aggregate principal amount of the outstanding Subordinated Notes a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder; or

(d)           a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Corporation in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Corporation or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days; or

(e)           the Corporation shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due; or

(f)           the voluntary or involuntary dissolution, winding-up, or termination of the Corporation, except in connection with mergers, consolidations, sale of assets or certain other transactions set forth in paragraph 6 below.

If an Event of Default with respect to Subordinated Notes at the time outstanding occurs and is continuing, then in every such case the holders of not less than 25% in aggregate principal amount of the Subordinated Notes then outstanding may declare the principal amount of all Subordinated Notes to be due and payable immediately, by a notice in writing to the Corporation, and upon any such declaration the same shall become immediately due and payable.

The foregoing provisions, however, are subject to the condition that if, at any time after the principal of the Subordinated Notes shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, (i) the Corporation shall pay or shall deposit with the Paying Agent a sum sufficient to pay  all matured installments of interest upon all the Subordinated Notes and the principal of any and all Subordinated Notes which shall have become due otherwise than by acceleration (with interest upon such principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at an annual rate of 8.0% to the date of such payment or deposit), and (ii) any and all Events of Default hereunder, other than the non-payment of the principal of the Subordinated Notes which shall have become due solely by such declaration of acceleration, shall have been cured, waived or otherwise remedied as provided herein, then, in every such case, the holders of a majority in aggregate principal amount of the Subordinated Notes then outstanding, by written notice to the Corporation, may rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent Default or shall impair any right consequent thereon.

In case the holders shall have proceeded to enforce any right under the Subordinated Notes and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the holders, then and in every such case the Corporation and the holders of the Subordinated Notes shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Corporation and the holders of the Subordinated Notes shall continue as though no such proceeding had been taken.

No holder of any Subordinated Note shall have any right by virtue of or by availing of any provision of the Subordinated Notes to institute any suit, action or proceeding in equity or at law or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such holder previously shall have given to the Corporation written notice of an Event of Default and of the continuance thereof with respect to the Subordinated Notes specifying such Event of Default, as hereinbefore provided, and unless also the holders of not less than 25% in aggregate principal amount of the Subordinated Notes then outstanding join in such action, suit or proceeding, it being understood and intended, and being expressly covenanted by the taker and holder of every Subordinated Note with every other taker and holder, that no one or more holders of Subordinated Notes shall have any right in any manner whatever by virtue of or by availing of any provision of the Subordinated Notes to affect, disturb or prejudice the rights of any other holder of Subordinated Notes, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under the Subordinated Notes, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Subordinated Notes.

All powers and remedies given by this paragraph to the holders of the Subordinated Notes shall, to the extent permitted by law, be deemed cumulative and not exclusive of any other powers and remedies available to the holders of the Subordinated Notes, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in the Subordinated Notes or otherwise established with respect to the Subordinated Notes, and no delay or omission of any holder of any of the Subordinated Notes to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such Default or an acquiescence therein; and, subject to the provisions of this paragraph, every power and remedy given by this paragraph or by law to the holders may be exercised from time to time, and as often as shall be deemed expedient, by the holders.

The holders of a majority in aggregate principal amount of the Subordinated Notes at the time outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available, or exercising any trust or power conferred on the holders.  Prior to any declaration accelerating the maturity of the Subordinated Notes, the holders of a majority in aggregate principal amount of the Subordinated Notes at the time outstanding may on behalf of the holders of all of the Subordinated Notes waive any past Default or Event of Default and its consequences except a Default or Event of Default (a) in the payment of principal of or interest on any of the Subordinated Notes (unless such Default has been cured and a sum sufficient to pay all matured installments of interest and principal due otherwise than by acceleration has been deposited with the Paying Agent) or (b) in respect of covenants or provisions hereof which cannot be modified or amended without the consent of the holder of each Subordinated Note affected.  Upon any such waiver, the Default covered thereby shall be deemed to be cured for all purposes and the Corporation and the holders of the Subordinated Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.  Whenever any Default or Event of Default hereunder shall have been waived as permitted by this paragraph, said Default or Event of Default shall for all purposes of the Subordinated Notes be deemed to have been cured and to be not continuing.

6.           Merger, Consolidation, Sale of Assets and Other Transactions.  Nothing contained in this Subordinated Note shall prevent any consolidation or merger of the Corporation with or into any other Person (whether or not affiliated with the Corporation, as the case may be), or successive consolidations or mergers in which the Corporation or its successor or successors, as the case may be, shall be a party or parties, or shall prevent any sale, conveyance, transfer or lease of all or substantially all the property of the Corporation, or its successor or successors as the case may be, to any other Person (whether or not affiliated with the Corporation, or its successor or successors, as the case may be) authorized to acquire and operate the same; provided, that (a) the Corporation is the surviving Person, or the Person formed by or surviving any such consolidation or merger (if other than the Corporation) or to which such sale, conveyance, transfer or lease of property is made is a Person organized and existing under the laws of the United States or any State thereof or the District of Columbia, and (b) upon any such consolidation, merger, sale, conveyance, transfer or lease, the due and punctual payment of the principal of and interest on the Subordinated Notes according to their tenor and the due and punctual performance and observance of all the covenants and conditions of this Subordinated Note to be kept or performed by the Corporation shall be expressly assumed by the Person formed by such consolidation, or into which the Corporation shall have been merged, or by the Person which shall have acquired such property, as the case may be, and (c) immediately after giving effect to such consolidation, merger, sale, conveyance, transfer or lease, no Default or Event of Default shall exist.

In case of any such consolidation, merger, conveyance or transfer and upon the assumption by the successor corporation of the obligation of due and punctual payment of the principal of (and premium, if any, on) and interest on all of the Subordinated Notes and the due and punctual performance and observance of all of the covenants and conditions of the Subordinated Notes to be performed or observed by the Corporation, such successor Person shall succeed to and be substituted for the Corporation, with the same effect as if it had been named herein as the party of the first part, and the Corporation thereupon shall be relieved of any further liability or obligation hereunder or upon the Subordinated Notes.  Such successor Person thereupon may cause to be signed, and may issue either in its own name or in the name of Severn Bancorp, Inc., any or all of the Subordinated Notes.  All the Subordinated Notes so issued shall in all respects have the same legal rank and benefit under this Subordinated Notes theretofore or thereafter issued as though all of such Subordinated Notes had been issued at the date of the execution hereof.

7.           Agreement to Subordinate; Subordination.       The Corporation covenants and agrees, and by acceptance hereof each holder of this Subordinated Note likewise covenants and agrees, that the Subordinated Notes shall be issued subject to the provisions of this Section 7; and each holder of a Subordinated Note, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions.

The payment by the Corporation of the principal of and interest on all Subordinated Notes issued hereunder shall, to the extent and in the manner hereinafter set forth, be subordinated and junior in right of payment to all Senior Indebtedness, whether outstanding at the date of this Subordinated Note or thereafter incurred.  No provision of this Section 7 shall prevent the occurrence of any Default or Event of Default hereunder.

In the event and during the continuation of any Default by the Corporation in the payment of principal, interest or any other payment due on any Senior Indebtedness, or in the event that the maturity of any Senior Indebtedness has been accelerated because of an Event of Default, or if any judicial proceeding shall be pending with respect to any such Default, then, in any such case, no payment shall be made by the Corporation with respect to the principal (including redemption payments) of or interest on the Subordinated Notes or any other amounts which may be due on the Subordinated Notes pursuant to the terms hereof or otherwise.
In the event of the acceleration of the maturity of the Subordinated Notes, then no payment shall be made by the Corporation with respect to the principal (including redemption payments) or interest on the Subordinated Notes or any other amounts which may be due on the Subordinated Notes pursuant to the terms hereof or otherwise until the holders of all Senior Indebtedness outstanding at the time of such acceleration shall receive payment in full of such Senior Indebtedness (including any amounts due upon acceleration).

In the event that, notwithstanding the foregoing, any payment shall be received by the Holder when such payment is prohibited by the preceding paragraphs of this Section 7, such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear, but only to the extent that the holders of the Senior Indebtedness (or their representative or representatives or a trustee) notify the Holder and the Corporation in writing within 90 days of such payment of the amounts then due and owing on such Senior Indebtedness, and only the amounts specified in such notice shall be paid to the holders of such Senior Indebtedness.

Upon any payment by the Corporation or distribution of assets of the Corporation of any kind or character, whether in cash, property or securities, to creditors upon the Corporation’s liquidation, dissolution, winding up, reorganization, assignment for the benefit of its creditors, marshaling of its assets or any bankruptcy, insolvency, debt restructuring or similar proceedings in connection with any insolvency or bankruptcy proceeding involving the Corporation, all Senior Indebtedness of the Corporation shall first be paid in full, or payment thereof provided for in money in accordance with its terms, before any payment is made by the Corporation on account of the principal of or interest on the Subordinated Notes or any other amounts which may be due on the Subordinated Notes pursuant to the terms hereof or otherwise; and upon any such event, any payment by the Corporation, or distribution of assets of the Corporation of any kind or character, whether in cash, property or securities, which the holders of the Subordinated Notes would be entitled to receive from the Corporation, except for the provisions of this Section 7, shall be paid by the Corporation or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the holders of the Subordinated Notes if received by them, directly to the holders of Senior Indebtedness of the Corporation (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders, as calculated by the Corporation) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all such Senior Indebtedness in full, in money or money’s worth, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness, before any payment or distribution is made to the holders of the Subordinated Notes

In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Corporation of any kind or character prohibited by the foregoing, whether in cash, property or securities, shall be received by the holders of the Subordinated Notes before all Senior Indebtedness is paid in full, or provision is made for such payment in money in accordance with its terms, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of such Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, as their respective interests may appear, as calculated by the Corporation, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all such Senior Indebtedness in full in money in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the benefit of the holders of such Senior Indebtedness.  For purposes of this Section 7, the words “cash, property or securities” shall not be deemed to include shares of stock of the Corporation as reorganized or readjusted, or securities of the Corporation or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Section 7 with respect to the Subordinated Notes to the payment of Senior Indebtedness that may at the time be outstanding, provided that (i) such Senior Indebtedness is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the holders of such Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment.  The consolidation of the Corporation with, or the merger of the Corporation into, another Person or the liquidation or dissolution of the Corporation following the sale, conveyance, transfer or lease of its property as an entirety, or substantially as an entirety, to another Person upon the terms and conditions provided for in Section 6 of this Subordinated Note shall not be deemed a dissolution, winding up, liquidation or reorganization for the purposes of this Section 7 if such other Person shall, as a part of such consolidation, merger, sale, conveyance, transfer or lease, comply with the conditions stated in Section 6 of this Subordinated Note.

Subject to the payment in full of all Senior Indebtedness, the rights of the holders of the Subordinated Notes shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments or distributions of cash, property or securities of the Corporation, as the case may be, applicable to such Senior Indebtedness until the principal of  and interest on the Subordinated Notes shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of such Senior Indebtedness of any cash, property or securities to which the holders of the Subordinated Notes would be entitled except for the provisions of this Section 7, and no payment over pursuant to the provisions of this Section 7 to or for the benefit of the holders of such Senior Indebtedness by holders of the Subordinated Notes shall, as between the Corporation, its creditors other than holders of Senior Indebtedness of the Corporation, and the holders of the Subordinated Notes, be deemed to be a payment by the Corporation to or on account of such Senior Indebtedness.  It is understood that the provisions of this Section 7 are and are intended solely for the purposes of defining the relative rights of the holders of the Subordinated Notes, on the one hand, and the holders of such Senior Indebtedness on the other hand.

Nothing contained in this Section 7 or elsewhere in this Subordinated Note is intended to or shall impair, as between the Corporation, its creditors other than the holders of Senior Indebtedness of the Corporation, and the holders of the Subordinated Notes, the obligation of the Corporation, which is absolute and unconditional, to pay to the holders of the Subordinated Notes the principal of and interest on the Subordinated Notes as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holders of the Subordinated Notes and creditors of the Corporation, as the case may be, other than the holders of Senior Indebtedness of the Corporation, as the case may be, nor shall anything herein or therein prevent the holder of any Subordinated Note from exercising all remedies otherwise permitted by applicable law upon Default under the Subordinated Note, subject to the rights, if any, under this Section 7 of the holders of such Senior Indebtedness in respect of cash, property or securities of the Corporation, as the case may be, received upon the exercise of any such remedy.
Upon any payment or distribution of assets of the Corporation referred to in this Section 7, the holders of the Subordinated Notes shall be entitled to conclusively rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidation trustee, agent or other Person making such payment or distribution, delivered to the holders of the Subordinated Notes, for the purposes of ascertaining the Persons entitled to participate in such distribution, the holders of Senior Indebtedness and other indebtedness of the Corporation, as the case may be, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Section 7.

Each holder of the Subordinated Notes by such holder’s acceptance thereof authorizes and directs the Corporation on such holder’s behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Section 7 and appoints the Corporation such holder’s attorney in fact for any and all such purposes.

Upon any payment or distribution of assets of the Corporation referred to in this Section 7, the holders of the Subordinated Notes shall be entitled to conclusively rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding-up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, liquidating trustee, custodian, receiver, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the holders of the Subordinated Notes, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other indebtedness of the Corporation, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Section 7.

No right of any present or future holder of any Senior Indebtedness of the Corporation to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Corporation, as the case may be, or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Corporation, as the case may be, with the terms, provisions and covenants of the Subordinated Notes, regardless of any knowledge thereof that any such holder may have or otherwise be charged with.

Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness of the Corporation may, at any time and from time to time, without the consent of or notice to the holders of the Subordinated Notes, without incurring responsibility to the holders of the Subordinated Notes and without impairing or releasing the subordination provided in this Section 7 or the obligations hereunder of the holders of the Subordinated Notes to the holders of such Senior Indebtedness, do any one or more of the following:  (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, such Senior Indebtedness, or otherwise amend or supplement in any manner such Senior Indebtedness or any instrument evidencing the same or any agreement under which such Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing such Senior Indebtedness; (iii) release any Person liable in any manner for the collection of such Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Corporation, as the case may be, and any other Person.

“Indebtedness” shall mean, whether recourse is to all or a portion of the assets of the Corporation and whether or not contingent, (i) every obligation of the Corporation for money borrowed; (ii) every obligation of the Corporation evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses; (iii) every reimbursement obligation of the Corporation with respect to letters of credit, banker’s acceptances or similar facilities issued for the account of the Corporation; (iv) every obligation of the Corporation issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business); (v) every capital lease obligation of the Corporation; (vi) all indebtedness of the Corporation whether incurred on or prior to the date of the Subordinated Note or thereafter incurred, for claims in respect of derivative products, including interest rate, foreign exchange rate and commodity forward contracts, options and swaps and similar arrangements; and (vii) every obligation of the type referred to in clauses (i) through (vi) of another Person and all dividends of another Person the payment of which, in either case, the Corporation has guaranteed or is responsible or liable for, directly or indirectly, as obligor or otherwise.

“Indebtedness Ranking on a Parity with the Subordinated Notes” shall mean (i) Indebtedness, whether outstanding on the date of execution of this Subordinated Note or hereafter created, assumed or incurred, to the extent such Indebtedness by its terms ranks equally with and not prior or senior to the Subordinated Notes in the right of payment upon the happening of the dissolution, winding-up, liquidation or reorganization of the Corporation, and (ii) all other debt securities, and guarantees in respect of those debt securities, issued to any trust, or a trustee of such trust, partnership or other entity affiliated with the Corporation, that is a financing vehicle of the Corporation (a “financing entity”) in connection with the issuance by such financing entity of equity securities or other securities guaranteed by the Corporation pursuant to an instrument that ranks pari passu in right of payment to the Subordinated Notes.  It is the intention of the Board of Directors that the Corporation’s Junior Subordinated Debt Securities Due 2035 be treated as Indebtedness Ranking on a Parity with the Subordinated Notes.  The securing of any Indebtedness, otherwise constituting Indebtedness Ranking on a Parity with the Subordinated Notes, shall not be deemed to prevent such Indebtedness from constituting Indebtedness Ranking on a Parity with the Subordinated Notes.

“Indebtedness Ranking Junior to the Subordinated Notes” shall mean any Indebtedness, whether outstanding on the date of execution of this Subordinated Note or hereafter created, assumed or incurred, to the extent such Indebtedness by its terms ranks junior to and not equally with or prior to the Subordinated Notes (and any other Indebtedness Ranking on a Parity with the Subordinated Notes) in right of payment upon the happening of the dissolution, winding-up, liquidation or reorganization of the Corporation.  The securing of any Indebtedness, otherwise constituting Indebtedness Ranking Junior to the Subordinated Notes, shall not be deemed to prevent such Indebtedness from constituting Indebtedness Ranking Junior to the Subordinated Notes.

“Senior Indebtedness” shall mean the principal of (and premium, if any) and interest, if any, on all Indebtedness, whether outstanding on the date of execution of this Subordinated Note or hereafter created, assumed or incurred, except Indebtedness Ranking on a Parity with the Subordinated Notes or Indebtedness Ranking Junior to the Subordinated Notes, and any deferrals, renewals or extensions of such Senior Indebtedness.

8.           Denominations, Transfer and Exchange.  The Subordinated Notes are issuable only in registered form without coupons in minimum denominations of $1,000 and any integral multiple thereof.  This Subordinated Note is transferable by the holder hereof on the Subordinated Note Register of the Corporation, upon surrender of this Subordinated Note for registration of transfer at the office or agency of the Corporation in Annapolis, Maryland accompanied by a written instrument or instruments of transfer in form satisfactory to the Corporation duly executed by the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Subordinated Notes of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such registration of transfer, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

9.           Persons Deemed Owners.  Prior to due presentment for registration of transfer of this Subordinated Note, the Corporation, any authenticating agent, any paying agent, any transfer agent and the registrar may deem and treat the holder hereof as the absolute owner hereof (whether or not this Subordinated Note shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the security registrar for the Subordinated Notes) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and neither the Corporation nor any authenticating agent nor any paying agent nor any transfer agent nor any registrar shall be affected by any notice to the contrary.

10.           No Recourse Against Others.  No recourse shall be had for the payment of the principal of or premium, if any, or interest on this Subordinated Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Corporation or of any predecessor or successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

11.           Governing Law.  THE SUBORDINATED NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND.

12.           Paying Agent and Registrar.  The Corporation shall act as the paying agent and registrar for the Subordinated Notes.

IN WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed and sealed this ___ day of ______, 2008.

SEVERN BANCORP, INC.

By: ____________________________
      Name:
      Title:

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers $_________ principal amount of this Subordinated Note to:

b
(Insert assignee’s social security or tax identification number)

b

(Insert address and zip code of assignee)

and irrevocably appoints_______________________________________________________________________________________________________________________________________
_______________________________________________________________________________________________________________________________________________ agent to transfer this Subordinated Note on the books of the Registrar.  The agent may substitute another to act for him or her.

Date: _______________________

Signature: __________________
(Sign exactly as your name appears on the other side of this Certificate)

Signature Guarantee*:  ___________________________________

*(Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Subordinated Notes Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Subordinated Notes Exchange Act of 1934, as amended).

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR

REGISTRATION OF RESTRICTED SECURITIES

This certificate relates to $_____________ principal amount of Subordinated Notes held in  definitive form by the undersigned.

(A)	The undersigned has requested the Registrar by written order to exchange or register the transfer of Subordinated Notes.

(B)        The undersigned confirms that such Subordinated Notes are being (check one box below):

(1)	❒	transferred to Severn Bancorp, Inc. or a Subsidiary thereof; or

(2)	❒	transferred pursuant to an available exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”); or

(3)	❒	transferred pursuant to an effective registration statement under the Securities Act.

Unless the box below is checked, the undersigned confirms that such Subordinated Notes are not being transferred to an “affiliate” of the Severn Bancorp, Inc. as defined in Rule 144 under the Securities Act (an “Affiliate”):

(4)	❒	The transferee is an Affiliate of Severn Bancorp, Inc.

Unless one of the boxes in (B) above is checked, the Registrar will refuse to register any of the Subordinated Notes evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if box (2) is checked, the Trustee may require, prior to registering any such transfer of the Subordinated Notes such legal opinions, certifications and other information as the Registrar has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, such as the exemption provided by Rule 144 under such Act.

_______________________________________
Signature

Signature Guarantee:*
*(Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Subordinated Notes Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)